Exhibit 99.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES  COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

To Purchase 1,229,105 Shares of Common Stock of

VISION-SCIENCES, INC.

THIS COMMON STOCK PURCHASE WARRANT (the “WARRANT”) certifies that, for value received, Lewis C. Pell or his assigns (the “HOLDER”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, to subscribe for and purchase from Vision-Sciences, Inc., a Delaware corporation (the “COMPANY”), up to 1,229,105 shares (the “WARRANT SHARES”) of Common Stock, par value $0.01 per share, of the Company (the “COMMON STOCK”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

SECTION 1.  LOAN AGREEMENT.  This Warrant was issued in connection with, and as an inducement for Holder to enter into, and/or make loans under, the Amended and Restated Revolving Loan Agreement (the “LOAN AGREEMENT”), dated as of the date hereof, between the Company and the Holder.

SECTION 2.  EXERCISE.

a)           EXERCISE OF WARRANT.  This Warrant may be exercised at any time on or after the date hereof and on or prior to the later of (i) the close of business on the five year anniversary of the date hereof or (ii) the date that is one (1) year following the termination of the Loan Agreement and repayment of all amounts due and payable thereunder (the “TERMINATION DATE”) but not thereafter.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the date hereof and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); PROVIDED, HOWEVER, subject to a cashless exercise pursuant to Section 2(d) hereof, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  For purposes of this Warrant, “Trading Day” means a day on which the Common Stock is traded on a Trading Market, and if not so traded, a business day in the State of New York.  For purposes of this Warrant “Trading Market” means the Nasdaq National Market or the New York Stock Exchange.

b)           EXERCISE PRICE. The exercise price of the Common Stock under this Warrant is $2.034, subject to adjustment hereunder (the “EXERCISE PRICE”).

c)           CASHLESS EXERCISE. This Warrant may also be exercised at any time prior to the Termination Date by means of a “cashless exercise” in which the Holder shall state in the Notice of Exercise that it desires to do so and be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing ((A-B) (X)) by (A), where:

(A)	= the VWAP on the Trading Day immediately preceding the date of such election;

(B)	= the Exercise Price of this Warrant, in effect at such time in accordance with the terms hereof; and

(X)	= the number of Warrant Shares issuable (or in the case of exercise in part, desired to be issued) upon exercise of this Warrant in accordance with the terms of this Warrant.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).   For purposes of this Warrant, “VWAP” means for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company.

d)           MECHANICS OF EXERCISE.

i.           AUTHORIZATION OF WARRANT SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.           DELIVERY OF CERTIFICATES UPON EXERCISE.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“WARRANT SHARE DELIVERY DATE”). This Warrant shall be deemed to have been exercised on the with respect to the Warrant Shares exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vii) prior to the issuance of such shares, have been paid.

iii.          DELIVERY OF NEW WARRANTS UPON EXERCISE. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.          RESCISSION RIGHTS. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 2(d)(ii) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v.           NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

vi.          CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant  when  surrendered  for  exercise  shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vii.         CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

SECTION 3.  CERTAIN ADJUSTMENTS.

a)           STOCK DIVIDENDS AND SPLITS. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately  after the record date for the  determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           FUNDAMENTAL TRANSACTION. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “FUNDAMENTAL TRANSACTION”), then, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and/or the other kind and amount of securities and/or cash (the “ALTERNATE CONSIDERATION”) receivable as consideration for the Fundamental Transaction by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance  with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

c)           CALCULATIONS. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)           NOTICE TO HOLDERS.

i.           ADJUSTMENT TO EXERCISE PRICE. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           NOTICE TO ALLOW EXERCISE BY HOLDER. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be  required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall  authorize the voluntary or  involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last addresses as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be  determined  or (y) the  date on  which  such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property  deliverable  upon  such  reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

SECTION 4.  TRANSFER OF WARRANT.

a)           TRANSFERABILITY. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant in form and substance reasonably satisfactory to the Company duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)           NEW WARRANTS. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)           WARRANT REGISTER. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “WARRANT REGISTER”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)           TRANSFER RESTRICTIONS. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws and (ii) that the holder or transferee execute and deliver to the Company such other instruments or information reasonably requested by the Company.

SECTION 5. MISCELLANEOUS.

a)           TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with proper instruments of assignment. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

b)           NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c)           LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon  surrender  and  cancellation  of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

d)           SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e)           AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable  law or  regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer  of  assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to comply with the terms set forth in this Warrant.  Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (b) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public  regulatory  body or bodies having jurisdiction thereof.

f)           JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

g)           RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h)           NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including  those  of  appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

 i)           NOTICES.  All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested; (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (confirmation), addressed as follows (or at such other address and a person as shall be designated from time to time by any party hereto, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	Lewis C. Pell
40 Ramland Road South
Orangeburg, NY 10962
Facsimile 845-365-0620

With a copy to:	Proskauer Rose LLP
1585 Broadway
New York, New York 10036-8299
Attention: Paul I. Rachlin, Esq.
Facsimile: (212) 969-2900

If to Borrower:	Vision-Sciences, Inc.
40 Ramland Road South
Orangeburg, New York 10962
Attention: Katherine L. Wolf
Fascimile: (845) 365-0620

With a copy to:	Aaron J. Polak, Esq. Facsimile: (845) 818-3956

A notice shall be deemed to have been given: in the case of hand and telecopier delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a business day.

j)           LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k)          REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

l)           SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

m)         AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

n)          SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o)          HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 30, 2011

VISION-SCIENCES, INC.

By:	/s/ Katherine Wolf
	Name:	Katherine Wolf
	Title:	Chief Financial Officer & Executive Vice President, Corporate Development